Exhibit 13.1

Certification of Principal Executive Officer Pursuant to
18 U.S.C. Section 1350 as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section §1350, as adopted pursuant to Section § 906 of the Sarbanes-Oxley Act of 2002, I, Moshe Mizrahy, Chief Executive Officer of InMode Ltd. (the “Company”), hereby certify, to my knowledge, that:

1.
The Annual Report on Form 20-F for the year ended December 31, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2024
/s/ Moshe Mizrahy
Moshe Mizrahy
Chief Executive Officer and Chairman of the Board